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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 24, 2006

                        Alternative Loan Trust 2006-OC6
                        -------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-40

                                  CWALT, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
             Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


               Delaware                                87-0698307
               --------                                ----------
     (State or Other Jurisdiction                   (I.R.S. Employer
  of Incorporation of the depositor)      Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                     91302
---------------------                                   ---------
(Address of Principal                                   (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.
---------   ------------

     The tables attached hereto as Exhibit 99.1 describe characteristics of the Mortgage Loans in Loan Group 1 and Loan Group 2 following the transfer to the issuing entity of all Supplemental Mortgage Loans during the Funding Period and as of the related cut-off date. All percentages set forth below have been calculated based on the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 and Loan Group 2 as of the related cut-off date. The sum of the columns may not equal the respective totals due to rounding. In addition, each weighted average FICO credit score set forth below has been calculated without regard to any Mortgage Loan for which the FICO credit score is not available.

     Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the related prospectus supplement, as filed with the Securities and Exchange Commission on August 1, 2006 under Rule 424(b)(5).

Item 9.01. Financial Statements and Exhibits.
---------- ----------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.     Description
     -----------     -----------

     99.1            Characteristics of Mortgage Loans in Loan Group 1
                     and Loan Group 2


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                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWALT, INC.




                                    By: /s/ Darren Bigby
                                        ----------------------
                                    Name: Darren Bigby
                                    Title: Vice President



Dated: August 24, 2006


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                                 Exhibit Index
                                 -------------


Exhibit No.      Description
-----------      -----------

99.1             Characteristics of Mortgage Loans in Loan Group 1 and
                 Loan Group 2